UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 24, 2009


                       Air Transport Group Holdings, Inc.
             (Exact name of registrant as specified in its charter)

              Nevada                    333-151350                98-0491567
 (State or other jurisdiction of       (Commission              (IRS Employee
  incorporation or organization)       File Number)          Identification No.)

                7453 Woodruff Way, Stone Mountain, Georgia 30087
               (Address of principal executive offices) (Zip code)

                                 (404) 671-9253
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     (a) On December 24, 2009, the Audit Committee of our Board of Directors of Air Transport Group Holdings, Inc. (the "Company"), on the recommendation of an independent committee of the Board of Directors and its advisors and management, concluded that our previously issued financial statements on Forms 10-Q for the period ended June 30, 2009 should no longer be relied upon because of the discovery of previously erroneously reported financial transactions. An internal investigation under the supervision of an independent committee of the Board of Directors is continuing. The Company has discussed the matters disclosed in this filing with its independent accountant. As promptly as possible, the Company plans to restate its financial statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                              Air Transport Group Holdings, Inc.


Date: January 19, 2010                        By: /s/ Arnold Leonora
                                                 -------------------------------
                                                 Arnold Leonora
                                                 Chief Executive Officer


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